                                THE BAUPOST FUND

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 1998

                                   (UNAUDITED)


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE BAUPOST FUND. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE BAUPOST FUND UNLESS PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS.

                                THE BAUPOST FUND

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 1998

                                   (UNAUDITED)



CONTENTS:

     Management's Discussion of Performance .....................................   1

     Statement of Assets and Liabilities as of April 30, 1998 ...................   6

     Statement of Operations for the period ended April 30, 1998 ................   7

     Statement of Changes in Net Assets for the periods ended  April 30, 1998
         and October 31, 1997 ...................................................   8

     Schedule of Investments as of  April 30, 1998 ..............................   9

     Schedule of Forward Foreign Currency Contracts as of  April 30, 1998 .......  19

     Notes to Financial Statements ..............................................  21

     Financial Highlights .......................................................  27

                                THE BAUPOST FUND
                          44 BRATTLE STREET, 5TH FLOOR
                                 P.O. BOX 381288
                         CAMBRIDGE, MASSACHUSETTS 02238
                               TEL. (617) 497-6680
                               FAX (617) 868-3529


                                                      June 25, 1998


Dear Fund Shareholder,

      Blame it on El Nino or the upcoming Millenium. Call it a new era, if you want. The astonishing reality is that stocks have moved in only one direction
(up) for so long that Perma-bull best describes most investors' expectations for the U.S. stock market. From January 1, 1998 through April 30, 1998 the S&P 500 Index has soared 15.1%; it has gained 22.5% since November! While the Fund achieved handsome absolute gains during this period, it has significantly underperformed the U.S. equity market on a relative basis, earning 7.4% and 11.3% for the same four and six month periods, respectively. (Note that market insensitive rate of return investments earning 15 to 20% annual returns are a significant drag on performance amid such a market environment, and cash balances are like cement overshoes. Also note that big cap stocks marched relentlessly ahead of the pack; the Russell 2000 Index gained only 11.0% and 10.2%, respectively, for the same periods.)

      "Into Thin Air", the title of a recent bestseller about an ill-fated expedition to climb Mt. Everest, could also aptly describe the U.S. stock market, which has only infrequently reached such rarefied heights. Like the Everest climbers, the problem with reaching the summit is that from there every way you go is down. Not wanting to overuse the metaphor, I won't go on to recount the sudden storm which seemed to come out of nowhere that brought peril to a number of the climbers.

      The U.S. stock market has been propelled by investors falling all over themselves to buy large-capitalization growth stocks like Microsoft, Coca Cola, and even General Electric. At least they are, more or less, good companies. Occasionally, periods of unbelievable excess occur, where near-worthless enterprises are propelled into the stratosphere. Such a period is now upon us. It is bad enough that the shares of small growth companies announcing stock splits surge skyward as if something value enhancing has actually taken place. Now, suddenly, the siren song of the internet has become even more irresistible for hordes of growth investors. Consider the case of K-Tel International, the company best known for selling music CDs and tapes on late night television. After hovering in a narrow trading range around $7 a share (for its 4.1 million outstanding shares) since January, the announcement that K-Tel plans to sell its music on the internet caused its shares to skyrocket from $7 to $45 in just one week and to $80 a week later with daily volume exceeding 100% of the freely tradeable shares outstanding. "You put 'dot com' behind it and they'll buy it", said one analyst commenting on the behavior of internet-obsessed investors. In a similar vein, Market Guide, a provider of financial data, rallied from 3 to 29-1/2 in three trading days after announcing a partnership with America Online. At 29-1/2, the company had a market capitalization of almost $150 million yet it boasts current annual revenue of only $5 million. Watch out below!

      Almost no one wants this Goldilocks economic environment (neither too hot nor too cold) to end. Not the public, which is willing to forgive their President almost any indiscretion. Not professional investors, who are shrugging off ominous warning signs (Asian economic and stock market collapse, the steadily rising dollar, numerous U.S. corporate earnings disappointments, their own state of euphoria.) Not even hordes of formerly risk averse investors, who have seemingly adopted the Massachusetts State Lottery's slogan (you gotta play to win) for their new investment guidelines. Clearly, the greater perceived risk is no longer that of being in the market but rather remaining on the sidelines, risk being defined not in terms of yield to maturity but rather yield to termination of the money manager.

      The many wonderful benefits of long-term stock ownership, so well hidden in the U.S. from 1973 to 1982, and well camouflaged in Asia at this very moment, are currently apparent to U.S. investors with extraordinary clarity. What is clear to us, and relatively few others, is how disappointing those long-term returns will actually be from today's market levels. Future returns have increasingly been accelerated into the present and recent past. We have entered greater fool territory, and decent market returns from here, while still a distinct possibility, will depend on an even greater sucker showing up. No one should be surprised if one does; however, no one should base their investment program on his or her existence.

      You might think that the increasing percentage of investor funds managed by professional ("professional"?) money managers would serve as a check on market excess. If you did, you would be seriously wrong. Very few professional investors are willing to give up the joy ride of a roaring U.S. bull market to stand virtually alone against the crowd, selling overvalued securities without reinvesting the proceeds in something also overvalued. The pressures are to remain fully invested in whatever is working, the comfort of consensus serving as the ultimate life preserver for anyone inclined to worry about the downside. As small comfort as it may be, the fact that almost everyone will get clobbered in a market reversal makes remaining fully invested an easy relative performance decision. Isn't this what always happens at the top of historic bull markets? The answer, of course, is of course.

      Investors and the financial media, always eager to grasp at straws, however slim and brittle, jumped on the year-end shareholder letter of legendary investor Warren Buffett as fodder for the bull case. The Dow immediately rallied 200 points. What Buffett, Chairman of Berkshire Hathaway, said is that at today's level of interest rates, and assuming prevailing levels of corporate profitability, in his view U.S. equities as a whole are not overvalued (and, just as assuredly, not undervalued.) Virtually no one explored his real message, equally prominent, suggesting that today's unprecedented level of corporate profitability may well be unsustainable; future profits may fall far short of today's lofty expectations. The U.S. stock market is extremely vulnerable to disappointments; nothing short of perfection is built into today's prices. And Buffett confesses that it has become increasingly difficult for him to find bargains in the current market environment.

      It is also interesting to note that while U.S. stocks are historically quite expensive based on reported earnings, they are considerably more expensive when the effects of "extraordinary" write-offs and management stock options are factored in. Over the entire decade of the 1990's, major U.S. companies have recorded extraordinary write-offs averaging over 10% of reported earnings. These "one-time" write-offs, purported to reflect non-recurring charges related to mergers, plant closings, corporate restructurings and the like, are hardly one-time when they recur year after year. (These write-offs also result in an overstatement of return on equity; high return on equity is another argument used to justify record stock valuations.) Moreover, investors should no more ignore such losses then they should ignore the losing positions in their own investment portfolio.

      There has been considerable publicity about the dilutive impact of management stock options on shareholder returns. Reported earnings per share are potentially overstated to the extent that additional shares can be issued to management at fixed prices. The magnitude of this dilution is well known among investment professionals; they simply choose to downplay it as fundamentals increasingly take a back seat to adrenaline.

      Gresham's Law says that the bad money (paper) drives the good money (specie) out of circulation; this accurately describes human behavior when people are confronted with a cost-free choice. I now believe it also describes people's choice of investment philosophies, especially late in a bull market, when the sloppy analysis drives out the disciplined assessment, and when the grab for return overwhelms the desire for capital preservation. Persuading budding analysts to postpone the immediate gratification of a momentum or growth stock career for a long-term value investment philosophy is a formidable challenge indeed. Leaving this extraordinary party early, or contemplating not even going, isn't very appealing if all your friends will be there having a great time while it lasts, which appears to be well into the night. To many, the really bad hangover will have been worth it.

      At Baupost, we are excited that we continue to identify significant pockets of opportunity. Many of our most promising new ideas are in Western and Eastern European equities. As we started to see in 1996 and 1997, corporate restructuring has accelerated in many Western European countries. We have identified numerous companies in the midst of asset sales, spin-offs, and share repurchases, and others actively exploring such transactions. Because many of these companies are not closely followed by analysts, and because most U.S. event-driven investors have not yet migrated to European situations, we believe this area is compelling and will continue to throw off attractive opportunities for some time to come. Other companies, often of relatively small capitalization and having no immediate catalyst, have fallen through the cracks and trade at single digit price earning multiples where they represent excellent value.

      Eastern European markets, including but not limited to Russia, Ukraine, Poland, Czech Republic, Hungary and Romania, have recently become even more attractive. Our main competition for investments are a limited number of dedicated regional funds. Because there is still economic and political uncertainty throughout the region, stock prices remain at very depressed levels despite numerous positive developments and compelling undervaluation.

      The composition of our portfolio has shifted in recent months, as a number of more fully valued positions have been sold and the funds redeployed. The portion of our portfolio with a catalyst for the realization of underlying value has increased, hopefully reducing still further our dependence on the level of the equity markets for future results. We intend to persevere in our search for value, and remain confident that our cash balances (17% of Fund assets at April
30) are likely to be most valuable just as fewer and fewer investors choose to hold any. We also have substantially increased our position in disaster insurance (out of the money U.S. equity market put options, as well as various protections against rising interest rates and fluctuating currencies.) We continue to be willing to give up a portion of our upside to protect against serious downside exposure.

      Our investment team continues to work diligently to find the kind of opportunities described in this letter. We are pleased to inform you that Tom Blumenthal, Abner Kurtin, Scott Nathan, and Sam Plimpton have been named Managing Directors of BGLLC (along with Paul Gannon, our CFO). In addition, Diane O'Connell, David Morris, and Carolyn Beckedorff have been named Vice Presidents of Baupost and Barbara O'Connor, Scott Stone and Vickie Alekson are now Assistant Vice Presidents.

      We are pleased to have three summer analysts in-between years at Harvard Business School working with our investment team this summer. They each have a strong interest in the investment business, relevant work experience in investment banking and/or private equity, and the intelligence and personality to fit in well at Baupost.

      We remain steadfast in our commitment to the risk averse investment of your capital. We are always available to address any questions you may have.


                                               Very truly yours,


                                               /s/ Seth A. Klarman
                                               ------------------------------
                                               Seth A. Klarman
                                               President

===============================================================================================
AVERAGE ANNUAL TOTAL RETURNS (1)                          1            5        LIFE OF FUND
            For Periods Ended 4/30/98                    YEAR         YEAR     (SINCE 12/14/90)
              THE BAUPOST FUND                          30.04%        17.60%         18.55%

===============================================================================================

Total return is an historical measure of past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


(1) Assumes reinvestment of all dividends.


                    [CHART OMITTED - PLOT POINTS AS FOLLOWS]

                                  THE BAUPOST        S & P
                                     FUND             500
                                  -----------      ----------
                   12/14/90       $50,000.00       $50,000.00
                   04/30/91       $58,158.98       $58,161.73
                   04/30/92       $63,692.31       $66,325.82
                   04/30/93       $75,761.04       $72,448.88
                   04/30/94       $85,933.03       $76,302.11
                   04/30/95       $92,875.27       $89,627.93
                   04/30/96      $105,059.48      $116,707.47
                   04/30/97      $131,063.27      $146,040.47
                   04/30/98      $170,436.34      $206,014.84

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 APRIL 30, 1998

                                   (UNAUDITED)

ASSETS:
     Investments in securities - at value                                   $ 173,712,025
         (Notes A and C) (cost $150,077,897)
     Cash                                                                      12,220,533
     Receivable for investments sold                                           10,278,237
     Unrealized appreciation on forward foreign
         currency contracts sold                                                2,582,150
     Accrued investment income                                                    436,807
     Other assets                                                                 123,918
                                                                            -------------

                 Total Assets                                                 199,353,670


LIABILITIES:
     Payable for investments purchased                                          8,638,893
     Payable to The Baupost Group, LLC (Note B)                                   539,567
     Payable for equity swap contracts                                            538,636
     Unrealized depreciation on futures contracts                                  74,550
     Payable for interest and termination value
         on equity swap contracts                                                  29,368
     Other payables and accrued expenses                                          218,132
                                                                            -------------

                 Total Liabilities                                             10,039,146
                                                                            -------------

                                                           NET ASSETS       $ 189,314,524
                                                                            =============


COMPOSITION OF NET ASSETS:
     Paid in capital                                                        $ 155,376,184
     Distributions in excess of  net investment
         income (Note A)                                                       (2,970,585)
     Accumulated undistributed net realized
         gain on investments and foreign
         currency transactions                                                 11,606,952
     Net unrealized appreciation on investments
         and assets and liabilities in foreign currencies                      25,301,973
                                                                            -------------

                                                           NET ASSETS       $ 189,314,524
                                                                            =============


NET ASSET VALUE:
     Offering and redemption price per share
     ($189,314,524/11,694,750)                                              $       16.19
                                                                            =============


                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED APRIL 30, 1998

                                   (UNAUDITED)

INVESTMENT INCOME:

    INCOME:
         Interest                                                      $  1,642,735
         Dividends (net of foreign withholding taxes of $21,876)          1,475,803
                                                                       ------------

                       Total Investment Income                            3,118,538


    EXPENSES:
         Investment management fee (Note B)                                 852,873
         Equity swap contract interest expense                              278,794
         Administrative fee (Note B)                                        213,218
         Legal fees                                                          93,392
         Custodian fees                                                      72,702
         Registration and filing fees                                        27,941
         Audit fees                                                          22,411
         Directors' fees                                                     17,010
         Miscellaneous                                                       31,045
                                                                       ------------

                       Total Expenses                                     1,609,386

         Waiver of investment management fee (Note B)                       (41,116)
                                                                       ------------

                       Total Expenses, Net                                1,568,270
                                                                       ------------

                             NET INVESTMENT INCOME                        1,550,268

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on:
             Investments and equity swap contracts                       12,700,706
             Foreign currency transactions                                 (214,943)
             Short sales                                                 (3,611,041)
                                                                       ------------
                                                                          8,874,722
         Change in unrealized appreciation/(depreciation) on:
             Investments and equity swap contracts                        4,275,757
             Foreign currency transactions                                3,463,767
             Short sales                                                    (58,954)
                                                                       ------------
                                                                          7,680,570

                             NET REALIZED AND UNREALIZED
                               GAIN ON INVESTMENTS                       16,555,292
                                                                       ------------

                             NET INCREASE IN NET ASSETS
                                RESULTING FROM OPERATIONS              $ 18,105,560
                                                                       ============


                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                   (UNAUDITED)

                                                                      SIX MONTHS ENDED        YEAR ENDED
                                                                       APRIL 30, 1998       OCTOBER 31, 1997
                                                                       --------------       ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income                                              $   1,550,268        $   1,956,343
    Net realized gain on investments and foreign
         currency transactions                                             8,874,722           23,702,878
    Change in unrealized appreciation of investments
         and foreign currency transactions                                 7,680,570            5,899,569
                                                                       -------------        -------------

              NET INCREASE IN NET ASSETS RESULTING
                 FROM OPERATIONS                                          18,105,560           31,558,790

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                            (5,190,909)          (2,845,958)
    From net realized gain on investments                                (18,216,302)         (11,985,697)

CAPITAL SHARE TRANSACTIONS (NOTE E)                                       41,657,859           27,443,139
                                                                       -------------        -------------

              INCREASE IN NET ASSETS                                      36,356,208           44,170,274

NET ASSETS AT BEGINNING OF PERIOD                                        152,958,316          108,788,042
                                                                       -------------        -------------

             NET ASSETS AT END OF PERIOD
             (including distributions in excess of net
             investment income of $2,970,585 and
             undistributed net income of $670,056, respectively)       $ 189,314,524        $ 152,958,316
                                                                       =============        =============


                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)

            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
    COMMON STOCKS - 68.08%

           UNITED STATES - 17.11%

                           WHOLESALE FOOD - 7.20%

                   272,500   TLC BEATRICE INTERNATIONAL HOLDINGS                    $ 13,625,000


                           FOOTWARE - 2.83%

                   192,900   NINE WEST GROUP INC                                       5,365,031 *


                           CHEMICAL PREPARATIONS - 2.40%

                   170,350   CHEMFIRST INC                                             4,535,569


                           ELECTRIC SERVICES - 1.43%

                   191,650   NORTHEAST UTILITIES                                       2,707,056 *


                           OFFICE SUPPLIES - 1.32%

                   141,600   US OFFICE PRODUCTS COMPANY                                2,504,550 *


                           FABRICATED METAL PRODUCTS - 0.93%

                    75,900   MASCOTECH INC                                             1,769,419


                           CEREAL BREAKFAST FOOD - 0.54%

                    51,000   RALCORP HOLDINGS INC                                      1,013,625 *


                           MISCELLANEOUS - 0.46%

                       110   FIDELITY BANKSHARES INC                                       3,382
                       198   FIRST FEDERAL SAVINGS BANK OF SIOUXLAND                       7,524
                   109,985   HOMESTAKE OIL & GAS COMPANY                                 577,421
                     1,949   MID-CENTRAL FINANCIAL CORPORATION                            52,623
                     1,600   MIDAS INC                                                    30,900 *
                   938,000   REGENCY EQUITIES CORPORATION                                 14,070
                     1,800   SHELBY COUNTY BANCORP                                        43,200
                     1,400   USAA REAL ESTATE EQUITIES INC - CLASS A REIT SHARES         140,000 +
                                                                                    ------------
                                                                                         869,120

                             TOTAL COMMON STOCKS - UNITED STATES                    $ 32,389,370
                                                                                    ============
                             (Total Cost $23,675,978)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)

            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
           UNITED KINGDOM - 16.30%

                           DIVERSIFIED HOLDING COMPANY - 5.43%

                 1,043,072   BURREN ENERGY PLC                                      $    858,855
                    62,400   GLYNWED INTERNATIONAL PLC                                   319,086
                 3,300,000   LAMBERT FENCHURCH GROUP PLC                               6,424,525
                 1,039,300   SEDGWICK GROUP                                            2,674,624
                                                                                    ------------
                                                                                      10,277,090


                           CONGLOMERATE - 4.61%

                 2,345,400   INCHCAPE PLC                                              8,720,634


                           FABRICATED TEXTILE PRODUCTS - 3.05%

                 3,710,700   COATS VIYELLA PLC                                         5,766,867


                           MANUFACTURING - ENGINES & TURBINES - 2.54%

                 1,223,000   VICKERS PLC                                               4,823,248


                           WHOLESALE - LUMBER & OTHER CONSTR. MAT'LS - 0.34%

                   115,000   ADAM & HARVEY GROUP PLC                                     643,789


                           INSURANCE AGENTS, BROKERS & SERVICE - 0.33%

                   215,100   JARDINE LLOYD THOMPSON GROUP                                630,839
                                                                                    ------------

                             TOTAL COMMON STOCKS - UNITED KINGDOM                   $ 30,862,467
                                                                                    ============
                             (Total Cost $29,306,569)


           FRANCE - 13.50%

                           DIVERSIFIED HOLDING COMPANY - 6.23%

                    51,465   CHARGEURS SA                                           $  3,507,713
                    16,800   CIE DES SIGNAUX SA                                        1,002,610
                    11,505   PATHE SA                                                  2,501,627
                     8,513   SOCIETE EURAFRANCE SA                                     4,783,300
                                                                                    ------------
                                                                                      11,795,250

                           HEAVY CONSTRUCTION - 3.33%

                   161,600   SOCIETE GENERALE D' ENTERPRISES SA (SGE)                  6,299,593

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)

            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
                           COMMERCIAL BANKS - 2.35%

                    61,300   NATEXIS                                                 $ 4,454,198


                           DEFENSE ELECTRONICS - 1.42%

                    68,070   THOMSON CSF                                               2,693,153


                           MOTION PICTURE PRODUCTION SERVICES - 0.17%

                     4,100   GAUMONT SA                                                  316,931
                                                                                    ------------


                             TOTAL COMMON STOCKS - FRANCE                           $ 25,559,125
                                                                                    ============
                             (Total Cost $19,344,556)


           SWEDEN - 7.42%

                           REAL ESTATE AGENTS & MANAGERS - 3.53%

                   616,000   ASTICUS AB                                             $  6,679,662 *


                           COMMUNICATION SERVICES - 2.82%

                   558,500   MODERN TIMES GROUP AB - B SHARES                          5,335,184 *


                           DIVERSIFIED HOLDING COMPANY - 1.07%

                   303,081   TRUSTOR AB - B SHARES                                     2,034,495 *
                                                                                    ------------


                             TOTAL COMMON STOCKS - SWEDEN                           $ 14,049,341
                                                                                    ============
                             (Total Cost $12,664,597)


           SWITZERLAND - 4.35%

                           DIVERSIFIED HOLDING COMPANY - 2.28%

                    16,550   VALORA HOLDING AG                                      $  4,323,625


                           FREIGHT TRANSPORTATION - 2.07%

                    14,590   DANZAS HOLDING AG - REGISTERED SHARES                     3,918,540
                                                                                    ------------

                             TOTAL COMMON STOCKS - SWITZERLAND                      $  8,242,165
                                                                                    ============
                             (Total Cost $6,564,277)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)


            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
           RUSSIA - 3.92%

                           ELECTRIC SERVICES - 2.69%

                 5,000,000   IRKUTSKENERGO                                          $  1,015,000
                   122,800   IRKUTSKENERGO SPONSORED ADR                               1,258,700
                 4,409,200   UNIFIED ENERGY SYSTEMS                                    1,451,509
                    40,000   UNIFIED ENERGY SYSTEMS SPONSORED GDR                      1,370,000
                                                                                    ------------
                                                                                       5,095,209

                           OIL & GAS FIELD EXPLORATION SERVICES - 1.23%

                    34,200   LUKOIL OIL COMPANY SPONSORED ADR                          2,325,600
                                                                                    ------------

                             TOTAL COMMON STOCKS - RUSSIA                           $  7,420,809
                                                                                    ============
                             (Total Cost $4,655,223)


           CZECH REPUBLIC - 1.95%

                           ELECTRIC SERVICES - 1.95%

                    81,400   CEZ 1 CESKE ENERGETICKE ZAVOD AS                       $  2,438,544 *
                    51,600   CEZ 2 CESKE ENERGETICKE ZAVOD AS II                       1,243,845 *
                                                                                    ------------

                             TOTAL COMMON STOCKS - CZECH REPUBLIC                   $  3,682,389
                                                                                    ============
                             (Total Cost $3,679,678)


           THE NETHERLANDS - 0.97%

                           TOWING & TUGBOAT SERVICES - 0.97%

                    62,800   SMIT INTERNATIONALE NV                                 $  1,834,076
                                                                                    ------------

                             TOTAL COMMON STOCKS - THE NETHERLANDS                  $  1,834,076
                                                                                    ============
                             (Total Cost $1,576,566)


           HONG KONG - 0.91%

                           ELECTRONIC & OTHER ELECTRICAL EQUIPMENT - 0.49%

                10,488,160   SEMI-TECH GLOBAL LTD                                   $    920,727
                    21,600   SEMI-TECH GLOBAL LTD SPONSORED ADR                            7,344
                                                                                    ------------
                                                                                         928,071

                           MANUFACTURING - TOYS & DOLLS - 0.27%

                 6,917,400   PLAYMATES TOYS HOLDINGS LTD                                 509,026

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)

            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
                           INVESTMENT MANAGEMENT - 0.15%

                   829,000   REGENT PACIFIC GROUP LTD                                    288,962
                                                                                    ------------

                             TOTAL COMMON STOCKS - HONG KONG                        $  1,726,059
                                                                                    ============
                             (Total Cost $6,155,224)


           GERMANY - 0.56%

                           FURNITURE STORES - 0.56%

                    14,200   MOEBEL WALTHER AG                                      $    590,711
                    10,900   MOEBEL WALTHER AG-VORZUGSAKT (PREFERRED)                    463,145
                                                                                    ------------
                             TOTAL COMMON STOCKS - GERMANY                          $  1,053,856
                                                                                    ============
                             (Total Cost $791,956)


           POLAND - 0.53%

                           NONRESIDENTIAL CONSTRUCTION - 0.53%

                   201,672   BUDIMEX SA                                             $    998,903 *
                                                                                    ------------
                             TOTAL COMMON STOCKS - POLAND                           $    998,903
                                                                                    ============
                             (Total Cost $890,253)


           ROMANIA - 0.31%

                           CONCRETE PRODUCTS - 0.31%

                    42,000   ROMCIM BUCHAREST                                       $    581,227 *
                                                                                    ------------
                             TOTAL COMMON STOCKS - ROMANIA                          $    581,227
                                                                                    ============
                             (Total Cost $582,626)


           HUNGARY - 0.11%

                           HOTELS & MOTELS - 0.11%

                    14,400   PANNONIA HOTELS                                        $    201,327 +
                                                                                    ------------
                             TOTAL COMMON STOCKS - HUNGARY                          $    201,327
                                                                                    ============
                             (Total Cost $211,454)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)


            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
           BAHAMAS - 0.11%

                           CRUDE PETROLEUM - 0.11%

                   170,430   BASIC PETROLEUM INTERNATIONAL LTD UNIT TRUST           $    213,038 *
                                                                                    ------------
                             TOTAL COMMON STOCKS - BAHAMAS                          $    213,038
                                                                                    ============
                             (Total Cost $175,032)


           BELGIUM - 0.02%

                           DIVERSIFIED HOLDING COMPANY - 0.02%

                     1,000   AUDIOFINA                                              $     40,816
                                                                                    ------------
                             TOTAL COMMON STOCKS - BELGIUM                          $     40,816
                                                                                    ============
                             (Total Cost $36,492)


           CANADA - 0.01%

                           ELECTRONIC & OTHER ELECTRICAL EQUIPMENT - 0.01%

                    57,100   SEMI-TECH CORPORATION - CLASS A                        $     19,964 *
                                                                                    ------------
                             TOTAL COMMON STOCKS - CANADA                           $     19,964
                                                                                    ============
                             (Total Cost $103,346)

                             TOTAL COMMON STOCKS                                    $128,874,932
                                                                                    ============
                             (Total Cost $110,413,827)


    COMPANIES IN LIQUIDATION - 4.50%

                     3,150   EHLCO LIQUIDATING TRUST                                $        315 *+
    DEM         15,000,000   MAXWELL COMM. CORP. PLC 6.000% 06/15/93                   1,044,161 *
    CHF          5,500,000   MAXWELL COMM. CORP. PLC 5.000% 06/16/95                     458,181 *
                   836,059   MBO PROPERTIES INC                                        7,022,896 *++
                                                                                    ------------

                             TOTAL COMPANIES IN LIQUIDATION                         $  8,525,553
                                                                                    ============
                             (Total Cost $16,011)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)


            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
    CLOSED-END MUTUAL FUNDS - 2.77%

                   200,000   KAZAKHSTAN FUND LIMITED                                $    655,000
                    17,200   KOMERCNI BANK IF                                            311,874 *
                   165,949   NIF I                                                       286,958 *
                   137,905   NIF III                                                     341,529 *
                   101,542   NIF VI                                                      172,610 *
                   175,483   NIF VIII                                                    303,444 *
                    25,965   NIF X                                                        50,606 *
                   253,538   NIF XIII                                                    587,031 *
                    75,000   NIF XIV                                                     202,227 *
                    42,582   POLISH NATIONAL INVEST FUND (NIF CERTIFICATES)            1,397,768 *
                       700   RESTITUCNI INVESTICINI FOND CESKE (RIF)                      21,480
                    45,200   THE BALKAN FUND                                             310,750
                    44,900   ZIVNOBANKA INVESTICNI FOND                                  608,560
                                                                                    ------------

                             TOTAL CLOSED-END MUTUAL FUNDS                          $  5,249,837
                                                                                    ============
                             (Total Cost $6,119,619)


    PARTNERSHIPS - 2.20%

                             EMERGING EUROPE FUND FOR SUSTAINABLE DEVELOPMENT LP    $    200,186 +
                             NCH INVESTORS FUND LP                                     1,237,388 +
                             NEW CENTURY CAPITAL PARTNERS II LP                          880,899 +
                             SIGMA / UKRAINE LP                                          703,783 +
                             SIGMA / UKRAINE CLASS C LP                                  404,663 +
                             TEMPLETON EMERGING EUROPE FUND II LP                        116,740 +
                             UKRAINIAN GROWTH FUND II LP                                 612,000 +
                                                                                    ------------

                             TOTAL PARTNERSHIPS                                     $  4,155,659
                                                                                    ============
                             (Total Cost $3,924,966)


    OPTIONS - 1.87%

                   143,816   FRF PUTS / DEM 3.4145 CALLS 11/20/1998                 $          0
                   143,891   FRF PUTS / DEM 3.4148 CALLS 11/20/1998                        1,843
                   147,638   FRF PUTS / DEM 3.3805 CALLS 12/02/1998                        7,153
                        76   FRANCE OAT 5.25% 04/25/2008 97.00 PUTS 04/23/1999            82,272
                        76   FRANCE OAT 5.25% 04/25/2008 97.11 PUTS 10/22/1999           140,496
                        76   FRANCE OAT 5.25% 04/25/2008 96.95 PUTS 10/25/1999           135,433
                        76   FRANCE OAT 5.25% 04/25/2008 97.04 PUTS 10/25/1999           125,307
                       569   GOLD 550 CALLS 04/05/2001                                     5,685
                       569   GOLD 550 CALLS 04/09/2001                                     5,685
                       563   GOLD 550 CALLS 07/19/2001                                     7,319
                       500   GOLD 450 CALLS 04/19/2001                                    62,500
                       387   ITL PUTS / DEM 1043.40 CALLS 11/23/1998                      12,863
                       299   ITL PUTS / DEM 1016.80 CALLS 12/02/1998                       7,265
                       398   JAPANESE YEN AMERICAN STYLE PUTS 135.98 03/25/1999          125,464
                        41   NASDAQ 100 STOCK INDEX 632.60 PUTS 05/11/1998                     0

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)


            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
                        63   NASDAQ 100 STOCK INDEX 647.11 PUTS 05/20/1998          $          0
                       636   PATHE BSY SPREAD CALLS 08/30/1998                            43,172
                     8,100   PATHE BSY SPREAD CALLS 09/21/1998                           550,314
                       113   PHILIP MORRIS CO 50 CALLS 04/24/2000                         33,281
                       113   PHILIP MORRIS CO 50 CALLS 04/25/2000                         33,331
                       339   PHILIP MORRIS CO 50 CALLS 04/28/2000                        100,567
                       227   PHILIP MORRIS CO 50 CALLS 05/26/2000                         70,866
                       230   PHILIP MORRIS CO 50 CALLS 06/04/2000                         77,280
                       170   PHILIP MORRIS CO 50 CALLS 06/09/2000                         57,664
                       113   PHILIP MORRIS CO 50 CALLS 06/19/2000                         35,946
                       454   PHILIP MORRIS CO 50 CALLS 06/23/2000                        146,636
                       225   PHILIP MORRIS CO 50 CALLS 07/21/2000                         84,150
                       225   PHILIP MORRIS CO 50 CALLS 09/30/2000                         84,150
                       227   PHILIP MORRIS CO 50 CALLS 04/18/2002                        128,367
                    19,895   RJR STUB 6.103 CALLS 03/20/2000                               4,974
                    54,690   RJR STUB 6.267 CALLS 03/21/2000                              13,672
                    11,650   RJR STUB 6.400 CALLS 03/27/2000                               2,913
                    11,650   RJR STUB 6.540 CALLS 03/27/2000                               2,913
                    16,776   RJR STUB 6.170 CALLS 03/31/2000                               4,194
                    58,250   RJR STUB 6.110 CALLS 04/03/2000                              14,563
                    56,450   RJR STUB 5.800 CALLS 04/25/2000                              14,113
                    56,450   RJR STUB 5.220 CALLS 05/01/2000                              39,515
                        63   S&P 500 INDEX 717.160 PUTS 06/18/1998                           825
                       190   S&P 500 INDEX 717.400 PUTS 06/18/1998                         2,494
                       255   S&P 500 INDEX 711.200 PUTS 06/19/1998                           255
                       115   S&P 500 INDEX 920.710 PUTS 06/19/1998                        25,079
                       114   S&P 500 INDEX 926.990 PUTS 06/19/1998                        26,529
                       121   S&P 500 INDEX 747.108 PUTS 07/20/1998                         4,526
                       108   S&P 500 INDEX 996.390 PUTS 07/24/1998                       125,077
                       160   S&P 500 INDEX 892.380 PUTS 08/26/1998                       108,718
                       128   S&P 500 INDEX 939.888 PUTS 09/22/1998                       159,725
                       160   S&P 500 INDEX 892.380 PUTS 10/23/1998                       175,868
                       228   S&P 500 INDEX 894.991 PUTS 11/06/1998                       277,722
                        33   S&P 500 INDEX 719.695 PUTS 12/04/1998                        13,492
                       166   S&P 500 INDEX 918.986 PUTS 12/18/1998                       266,742
                        55   S&P 500 INDEX 919.785 PUTS 12/18/1998                        93,306
                                                                                    ------------
                             TOTAL OPTIONS                                          $  3,542,224
                                                                                    ============
                             (Total Cost $7,598,991)


           PURCHASED BANK DEBT & TRADE CLAIMS - 1.15%

                 2,453,801   MAXWELL COMM. BANK DEBT - BAKER NYE                    $    298,227 *+
                 5,000,000   MAXWELL COMM. BERLITZ OBLIGATIONS                           600,000 *+
                   167,868   MAXWELL COMM. REVOLVING BANK DEBT - FIRST CHICAGO            20,872 *+
                   943,496   MAXWELL COMM. REVOLVING BANK DEBT - HALCYON                 117,695 *+
                   396,015   MAXWELL COMM. REVOLVING BANK DEBT - HALCYON II               49,238 *+
                   875,543   MAXWELL COMM. REVOLVING BANK DEBT - LAZARD FRERES           108,784 *+
                   264,059   MAXWELL COMM. REVOLVING BANK DEBT - MERRILL LYNCH            32,831 *+
                   823,981   MAXWELL COMM. REVOLVING BANK DEBT - SAN PAOLO               102,746 *+
                 1,015,000   MAXWELL COMM. REVOLVING BANK DEBT - TCC ASSOCIATES          126,514 *+
                   579,133   MAXWELL COMM. TERM BANK DEBT - FIRST CHICAGO                 69,496 *+
                 1,678,704   MAXWELL COMM. TERM BANK DEBT - HALCYON                      201,445 *+

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)

            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
                   702,221   MAXWELL COMM. TERM BANK DEBT - HALCYON II              $     84,266 *+
                   426,846   MAXWELL COMM. TERM BANK DEBT - LAZARD FRERES                 51,222 *+
                   468,269   MAXWELL COMM. TERM BANK DEBT - MERRILL LYNCH                 56,192 *+
                   325,093   MAXWELL COMM. TERM BANK DEBT - SAN PAOLO                     39,011 *+
                 1,806,952   MAXWELL COMM. TERM BANK DEBT - TCC ASSOCIATES               216,834 *+
                                                                                    ------------
                             TOTAL PURCHASED BANK DEBT & TRADE CLAIMS               $  2,175,373
                                                                                    ============
                             (Total Cost $0)

    COLLATERALIZED MORTGAGE OBLIGATIONS - 0.49%

                       357   RTC SERIES 1991 M2 CLASS X1 FRN 09/25/2020            $     239,978
                       360   RTC SERIES 1991 M2 CLASS X2 FRN 09/25/2020                   31,357
                       624   RTC SERIES 1991 M2 CLASS X3 FRN 09/25/2020                   65,773
                22,197,731   STRUCTURED ASSET SECURITIES CORP 1996-CFL CLASS X2          589,627
                             FRN 02/25/2028
                                                                                    ------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS              $    926,735
                                                                                    ============
                             (Total Cost $1,197,832)


    BONDS & NOTES IN REORGANIZATION - 0.14%

                    90,130   MBL CLASS 4 UNSECURED CLAIM                            $     90,130 *+
                   517,928   RTC SERIES 1991 M2 CLASS B FRN 09/25/2020                   174,801
                                                                                    ------------

                             TOTAL BONDS & NOTES IN REORGANIZATION                  $    264,931
                                                                                    ============
                             (Total Cost $12,861)


    WARRANTS - 0.03%

                   163,000   AXA-UAP CTF DE VALEUR GARANT 07/01/1999                $     55,819
                    60,000   FIVE ARROWS CHILE INVESTMENT TRUST WARRANTS
                             3.2617 5/31/1999                                              3,600
                 1,109,400   JARDINE STRATEGIC HOLDINGS WARRANTS 3.57 05/02/1998           5,547
                   207,573   SEMI-TECH GLOBAL LTD WARRANTS 07/31/1998                        268
                                                                                    ------------
                             TOTAL WARRANTS                                         $     65,234
                                                                                    ============
                             (Total Cost $867,674)


    CORPORATE BONDS - 0.00%

                    11,000   CHARTWELL CONTINGENT INTEREST NOTES 8.00% 06/30/2006   $      6,703 +
                                                                                    ------------
                             TOTAL CORPORATE BONDS                                  $      6,703
                                                                                    ============
                             (Total Cost $6,703)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)

            NUMBER OF
           SHARES, UNITS
           OR FACE VALUE                                                             MARKET VALUE
           -------------                                                             ------------
    U.S. TREASURY OBLIGATIONS - 10.52%

                10,000,000   US TREASURY BILLS  05/21/1998                          $  9,974,611
                 5,000,000   US TREASURY BILLS  05/28/1998                             4,982,300
                 5,000,000   US TREASURY BILLS  06/18/1998                             4,967,933
                                                                                    ------------

                             TOTAL U.S. TREASURY OBLIGATIONS                        $ 19,924,844
                                                                                    ============
                             (Total Cost $19,919,413)


                             TOTAL INVESTMENTS - 91.75%                             $173,712,025
                                                                                    ============
                             (Total Cost $150,077,897)


*     Non-income producing security.

+ Restricted Securities - securities not registered under the Securities Act of 1933. See Note D.

++ Affiliated company. There were no share purchases or sales during the period ended April 30, 1998.


      Foreign Currency Abbreviations

CHF   Swiss Franc
DEM   Deutschemark

      The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.


                       See notes to financial statements.

                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                 APRIL 30, 1998

                                   (UNAUDITED)

                                                                                       MARKET         UNREALIZED
                                                                                        VALUE         GAIN/(LOSS)
                                                                                     ------------    ------------
              CONTRACTS TO SELL
BPS                  10,311,990      British Pound Sterling due 10/27/1998          $  17,115,429    $   (213,306)
                                     (Receivable amount $16,902,123)

CHF                  10,734,172      Swiss Franc due 10/27/1998                         7,292,880         464,923
                                     (Receivable amount $7,757,803)

CSK                  51,215,000      Czech Koruna due 06/16/1998                        1,539,887        (151,570)
                                     (Receivable amount $1,388,317)

CSK                  49,155,000      Czech Koruna due 09/04/1998                        1,447,769         (64,874)
                                     (Receivable amount $1,382,895 )

CSK                  25,410,000      Czech Koruna due 12/21/1998                          728,884         (32,910)
                                     (Receivable amount $695,974)

CSK                  51,215,000      Czech Koruna due 01/11/1999                        1,461,847        (169,844)
                                     (Receivable amount $1,292,003)

DEM                   1,512,800      Deutschemark due 03/31/1999                          856,654         (16,811)
                                     (Receivable amount $839,843)

FRF                 177,242,042      French Franc due 10/27/1998                       29,714,417         431,486
                                     (Receivable amount $30,145,903)

ITL              22,723,860,300      Italian Lira due 10/27/1998                       12,876,702         221,680
                                     (Receivable amount $13,098,382)

KRW                 577,044,000      South Korean Won due 07/21/1998                      409,978         206,522
                                     (Receivable amount $616,500)

KRW                 577,954,500      South Korean Won due 08/10/1998                      405,212         210,288
                                     (Receivable amount $615,500)

KRW               1,201,635,000      South Korean Won due 08/24/1998                      836,234         405,766
                                     (Receivable amount $1,242,000)

KRW               2,479,653,000      South Korean Won due 08/31/1998                    1,719,259         764,741
                                     (Receivable amount $2,484,000)

KRW               1,265,664,000      South Korean Won due 10/20/1998                      854,988         381,012
                                     (Receivable amount $1,236,000)

                                THE BAUPOST FUND
                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                                 APRIL 30, 1998
                                  (UNAUDITED)


                                                                                       MARKET         UNREALIZED
                                                                                        VALUE         GAIN/(LOSS)
                                                                                     ------------    ------------
               CONTRACTS TO SELL -
               CONTINUED
NLG                   3,692,640      Dutch Guilder due 10/27/1998                       1,843,315          26,564
                                     (Receivable amount $1,869,879)

PLN                   4,081,455      Polish Zloty due 06/16/1998                        1,177,158        (127,158)
                                     (Receivable amount $1,050,000)

PLN                   4,694,679      Polish Zloty due 09/23/1998                        1,298,056         (52,056)
                                     (Receivable amount $1,246,000)

SEK                  58,078,502      Swedish Krona due 12/09/1998                       7,542,536        (124,166)
                                     (Receivable amount $7,418,370)
                                                                                    --------------   -------------

                                     TOTAL CONTRACTS TO SELL                        $  89,121,205       2,160,287
                                                                                    ==============   -------------
                                    (Receivable amount $91,281,492)


               CONTRACTS TO BUY

CSK                  51,215,000      Czech Koruna due 06/16/1998                    $   1,539,887         170,136
                                     (Payable amount $1,369,751)

ITL              22,723,860,300      Italian Lira  due 10/27/1998                      12,876,702         103,424
                                     (Payable amount $12,773,278)

KRW                 577,044,000      South Korean Won due 07/21/1998                      409,978          55,963
                                    (Payable amount $354,015)

KRW                 577,954,500      South Korean Won due 08/10/1998                      405,212          19,909
                                     (Payable amount $385,303)

KRW               1,201,635,000      South Korean Won due 08/24/1998                      836,234          72,431
                                     (Payable amount $763,803)

                                                                                    --------------   -------------

                                     TOTAL CONTRACTS TO BUY                         $  16,068,013         421,863
                                                                                    ==============   -------------
                                     (Payable amount $15,646,150)

                                                                                                     $  2,582,150
                                                                                                     =============


                       See notes to financial statements.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)

NOTE A -   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the Fund) was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, nondiversified, open-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities, options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sales price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration) the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price.

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, L.L.C. (Baupost) in accordance with procedures adopted by the Trustees of the Fund.

SHORT SALES: The Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at the then current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short position. At April 30, 1998, the Fund had no open short positions.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)


FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Forward Foreign Currency Contracts. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. These contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign exchange rates is not separately disclosed.

FUTURES: The Fund may enter into index futures contracts in order to hedge against the effects of fluctuations in market conditions. The potential risk to the Fund is that the change in value of the futures contracts may not correspond to the change in value of the securities held by the Fund in those markets. In addition, losses may arise if there is an illiquid secondary market for the contracts or if the counterparty to the contracts is unable to perform. At the time the Fund enters into a futures contract, it is required to deposit with its broker cash or U.S. government securities as collateral, calculated on a per contract basis. Subsequent payments to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. Daily adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses. When the contracts are closed the Fund recognizes a gain or loss. If a futures contract is considered a Section 1256 contract for federal income tax purposes, it will be marked to market at year end with the change in value recorded as 40% short-term capital gain or loss and 60% long-term (20% rate) capital gain or loss in accordance with U.S. federal tax law.

The Fund may either purchase or write options or buy and sell futures contracts in order to hedge against changes in the value of portfolio securities. At April 30, 1998, open positions in futures contracts were as follows:

                                                                Unrealized
Expiration            Open Contracts             Position       Depreciation
----------            --------------             --------       ------------
June 18, 1998         14 S&P 500 Index Futures   Short          ($ 74,550)

SWAPS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

                                THE BAUPOST FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998
                                  (UNAUDITED)

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.

The Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contract is recorded as swap interest expense and the fluctuation in the market value of the underlying security is recorded as unrealized appreciation (depreciation) on investments. Premium payments made to enter into a swap contract, if any, are capitalized and amortized over the life of the swap contract. Management of the Fund periodically reviews the value of the unamortized balance of the premium payment and, based on their evaluation, may accelerate the amortization.

At April 30, 1998, the Fund had outstanding equity swap contracts with the following terms:

    SWAP             NOTIONAL          TERMINATION       UNDERLYING                                 PAYMENTS MADE BY
COUNTERPARTY          AMOUNT             DATE              SHARES          UNDERLYING EQUITY        THE FUND
------------          ------             ----              ------          -----------------        --------
Bankers Trust     $  634,284          12/28/98            1,247            SK Telecom Co., Ltd.     Floating - 3 Mos.USD-LIBOR-BBA
Morgan Stanley    $  630,520          03/04/99            1,164            SK Telecom Co., Ltd.     Floating - 6 Mos.LIBOR-BBA
Morgan Stanley    $1,191,049          01/23/00            1,997            SK Telecom Co., Ltd.     Floating - 6 Mos.LIBOR-BBA
Bankers Trust     $  563,218          06/13/00            1,221            SK Telecom Co., Ltd.     Floating - 3 Mos.USD-LIBOR

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received in cash, in which case interest is recorded when received.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement.

PURCHASED CALL AND PUT OPTIONS: The Fund may enter into purchased call and put options for both hedging and non-hedging activities. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index, and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option. Baupost closely monitors the Fund's exposure to risk.

                                THE BAUPOST FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998
                                  (UNAUDITED)

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is not subject to federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

CONCENTRATION OF CREDIT RISK: Concentrations of credit risk exist if a number of companies in which the Fund has invested are engaged in similar activities and have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. To mitigate its exposure to concentrations of credit risk, the Fund invests in a variety of industries located in diverse geographic areas. While the portfolio is not concentrated in any one industry, securities of distressed companies, many of which are restricted as to resale and which were purchased at a significant discount, are an important component of the Fund's investments in bonds.


NOTE B - INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS  WITH AFFILIATES

The Fund retains Baupost as its investment adviser and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and shareholders of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1% of average net assets of the Fund and an administrative fee at an annual rate of 0.25% of average net assets of the Fund, to serve as dividend disbursing agent and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.5% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

NOTE C -   INVESTMENT TRANSACTIONS

Purchases and proceeds from the sale of investment securities (excluding short-term investments) for the period ended April 30, 1998 aggregated $89,603,000 and $72,908,000, respectively.

                                THE BAUPOST FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998
                                  (UNAUDITED)

For federal income tax purposes, the identified cost of investments at April 30,1998 was $150,455,718. Net unrealized appreciation, on a federal income tax basis, for all securities and securities sold short was as follows:

                                                       Six Months Ended
                                                        April 30, 1998
                                                        --------------
Gross unrealized appreciation                          $   38,738,762
Gross unrealized depreciation                             (13,513,491)
                                                       ---------------
Net unrealized appreciation                            $   25,225,271
                                                       ==============


NOTE D -   RESTRICTED SECURITIES

At April 30, 1998 the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:

                                                                                                             Earliest
                                                                                         Value at           Acquisition
                                                                      Cost             April 30, 1998           Date
                                                                      ----             --------------           ----
Purchased Bank Debt & Trade Claims:
Maxwell Communications Corporate Debt                              $        0            $2,175,373            11/22/93

Corporate Bonds:
Chartwell Contingent Interest Note 8.00% due 06/30/2006                 6,703                 6,703            12/21/95

Partnerships:
Emerging Europe Fund for Sustainable Development, L.P.                186,382               200,186            02/25/97

NCH Investors Fund, L.P.                                            1,094,351             1,237,388            12/18/95
New Century Capital Partners II, L.P.                                 820,906               880,899            11/30/95
Sigma Ukraine, LP                                                     689,924               703,783            05/14/96
Sigma Ukraine Class C, L.P.                                           404,663               404,663            11/27/96
Templeton Emerging Europe Fund II L.P.                                116,740               116,740            12/08/97
Ukrainian Growth Fund II, LP                                          612,000               612,000            03/31/97

Common Stock:
Burren Energy PLC                                                     858,852               858,855            04/14/98
Pannonia Hotels                                                       211,454               201,327            01/28/97
USAA Real Estate Equities Inc. Class A REIT                            89,600               140,000            04/22/97


Companies in Liquidation:
Ehlco Liquidating Trust                                                    19                   315            01/30/89


Bonds & Notes in Reorganization:
MBL Class 4 Unsecured Claim                                                 0                90,130            06/18/96
                                                                   ----------            ----------


TOTAL RESTRICTED SECURITIES  (4.03% of Net Assets)                 $5,091,594            $7,628,362
                                                                   ==========            ==========


The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

                                THE BAUPOST FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998
                                  (UNAUDITED)

NOTE E -   CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

                                 For the Six Months Ended                          For the Year Ended
                                      April 30, 1998                                 October 31, 1997
                            -----------------------------------             -----------------------------------
                              Shares                  Amount                  Shares                  Amount
                            ----------             ------------             ----------             ------------
Shares sold                  2,264,062             $ 34,959,018              2,137,346             $ 32,346,659
Shares issued in
reinvestment of
dividends                    1,538,174               23,195,673                989,255               14,363,821
Shares redeemed             (1,056,383)             (16,496,832)            (1,250,566)             (19,267,341)
                            ----------             ------------             ----------             ------------
NET INCREASE                 2,745,853             $ 41,657,859              1,876,035             $ 27,443,139
                            ==========             ============             ==========             ============

                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                        SIX MONTHS                                  YEAR ENDED OCTOBER 31
                                       ENDED APRIL 30,    --------------------------------------------------------------------
SELECTED PER SHARE DATA                     1998             1997             1996          1995         1994        1993(a)
                                        -----------       ----------       ----------    ----------    ---------    ----------
Net Asset Value, beginning of period    $     17.09       $    15.38       $    13.47    $    14.33    $   14.77    $    12.56
                                        -----------       ----------       ----------    ----------    ---------    ----------
Income from investment operations
  Net investment income                         .08             0.30             0.41          0.25         0.22          0.28
  Net realized and unrealized gain             1.65             3.47             2.43          0.71         1.23          2.76
                                        -----------       ----------       ----------    ----------    ---------    ----------
Total from investment operations               1.73             3.77             2.84          0.96         1.45          3.04
                                        -----------       ----------       ----------    ----------    ---------    ----------
Less distributions
  From net investment income                    .58             0.40             0.28          0.25         0.46          0.22
  In excess of net investment income             --               --               --          0.08           --            --
  From net realized gain                       2.05             1.66             0.65          1.49         1.43          0.61
                                        -----------       ----------       ----------    ----------    ---------    ----------
  Total distributions                          2.63             2.06             0.93          1.82         1.89          0.83
                                        -----------       ----------       ----------    ----------    ---------    ----------
Net Asset Value, end of period          $     16.19       $    17.09       $    15.38    $    13.47    $   14.33    $    14.77
                                        ===========       ==========       ==========    ==========    =========    ==========
TOTAL RETURN                                  11.26%           27.04%           22.51%         7.91%       11.06%        25.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in           $   189,315       $  152,958       $  108,788    $   89,439    $  81,787    $   75,378
thousands)
Ratio of net expenses to average net           1.84%(d)         2.14%(c)         1.50%         1.54%        1.53%         1.52%
assets
Ratio of total expenses excluding
waiver of management fee to average            1.89%(d)         2.14%(c)         1.50%         1.54%        1.55%         1.63%
net assets
Ratio of net investment income to
average net assets                             1.82%(d)         1.45%            2.27%         1.60%        1.32%         2.29%
Ratio of net investment income
excluding waiver of management fee to
average net assets                             1.77%(d)         1.45%            2.27%         1.60%        1.30%         2.17%
Portfolio turnover rate                         133%(d)          140%             120%          106%         161%          183%
Average commission rate paid (b)        $    0.0144       $   0.0203       $   0.0271


(a) All per share amounts reflect the effect of the ten-for-one share split as of the close of business October 31, 1993.

(b) For fiscal years beginning after Sept. 1, 1995, the Fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged.

(c) The increase in expense ratios is primarily due to equity swap contract interest expense.

(d)   Annualized